UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2024 (August 14, 2024)

FORTUNE VALLEY TREASURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55555	32-0439333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

B1601 Oriental Impression Building 2 Liansheng Road, Humen Town Dongguan, Guangdong Province, China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) (769) 8572 9133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm. On August 16, 2024, the Audit Committee and Board of Directors of Fortune Valley Treasures, Inc., a Nevada corporation (the “Company”) approved and ratified the dismissal of YCM CPA Inc. (“YCM CPA”) as the Company’s independent registered public accounting firm, effective immediately. The Company has authorized YCM CPA to respond fully to the inquiries of Astra Audit & Advisory LLC, the successor auditors.

YCM CPA’s reports on the Company’s financial statements for the year ended December 31, 2023, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that YCM CPA’s reports for the fiscal year ended December 31, 2023, included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s most recent fiscal year ended December 31, 2023, and the subsequent interim period through August 16, 2024: (i) there were no disagreements between the Company and YCM CPA on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of YCM CPA, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company has provided YCM CPA with the disclosures under this Item 4.01(a) and has requested and received from YCM CPA a copy of the letter addressed to the Securities and Exchange Commission stating that YCM CPA agrees with the above statements. A copy of the letter from YCM CPA is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm. On September 25, 2024, the Audit Committee and Board of Directors of the Company approved and ratified the appointment of Astra Audit & Advisory LLC (“Astra”) as the Company’s new independent registered public accounting firm, effective immediately. During the Company’s two most recent fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through September 25, 2024, neither the Company nor anyone acting on behalf of the Company had consulted Astra regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Astra provide a written report or oral advice to the Company that Astra concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from YCM CPA Inc. dated October 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 4, 2024

FORTUNE VALLEY TREASURES, INC.

By:	/s/ Yuwen Li
Name:	Yuwen Li
Title:	Chief Executive Officer